Exhibit 10.1


                          GULF ISLAND FABRICATION, INC.
                NAMED EXECUTIVE OFFICER and DIRECTOR COMPENSATION
                      For the year ended December 31, 2008


Named Executive Officer Compensation
------------------------------------

The following table lists the salary and bonus to be paid to each of the following executive officers for the year ended December 31, 2008.

                                                                                Annual Compensation
                                                                                              Bonus
           Name and Principal Position                         Year          Salary         Percentage
--------------------------------------------------------- --------------- -------------- ----------------
Kerry J. Chauvin                                               2008       $   500,000         1.00%            (a)
  Chairman of the Board, President
  and Chief Executive Officer


Kirk J. Meche                                                  2008        $  265,000         0.45%            (a)
  Executive Vice-President-Operations

Robin A. Seibert                                               2008        $  200,000         0.25%            (a)
  Vice-President-Finance, Chief
  Financial Officer and Treasurer


William G. Blanchard                                           2008        $  175,000         0.08%            (a)
  President and Chief Executive Officer
  of Gulf Island, L.L.C.                                                                      0.47%            (b)
    (fabrication subsidiary)

Johannes Ikdal                                                 2008        $  185,000         0.08%            (a)
  President and Chief Executive Officer
  of Gulf Marine Fabricators                                                                  0.34%            (b)
    (fabrication subsidiary)

     (a) Each executive officer's bonus will be equal to the specified percentage of the Company's consolidated income before tax and before deduction of the executive bonuses.

     (b) Messrs. Blanchard and Ikdal will receive an additional bonus equal to the specified percentage of Gulf Island, L.L.C.'s and Gulf Marine
          Fabricators', respectively, separate company operating income before deduction of this bonus.


Director Compensation
---------------------

In 2008, each non-employee director, except the Chairman of the Audit Committee and the Financial Expert, will receive an annual fee of $20,000 for his services as a director, a fee of $1,750 for each Board or committee meeting attended in person, and a fee of $1,000 for each board or committee meeting in which the director participates via telephone conference call. The Chairman of the Audit Committee and the Financial Expert will receive an annual fee of $22,000 with the same attendance fees as the other non-employee directors.